EMPLOYMENT AGREEMENT


            THIS AGREEMENT (this "Agreement") is being made as of the 1st day of January 2000 between MARKETING SERVICES GROUP, INC., a Nevada corporation (the "Company"), having its principal offices at 333 Seventh Avenue, New York, New York 10001, and RUDY HOWARD ("Employee"), an individual residing at: 322 Windchase Lane, Wilmington, North Carolina 28409.

                              W I T N E S S E T H:
            WHEREAS, the Board of Directors of the Company (the "Board") desires the Company to employ the Employee as the Chief Financial Officer of the Company and to compensate him therefor; and

            WHEREAS, the Employee desires to serve as Chief Financial Officer of the Company, on the terms and conditions set forth herein.

            NOW,  THEREFORE,   in  consideration  of  the  mutual  premises  and
   agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

            1. Nature of Employment; Term of Employment. The Company hereby employs Employee and Employee agrees to serve the Company upon the terms and conditions contained herein, for a term, subject to the provisions of Section 7, commencing as of the date hereof and continuing until December 31, 2003 (the "Initial Term"). This Agreement shall be automatically renewed annually for an additional term of four (4) years, unless either party hereto shall provide ninety (90) days notice to the other party hereto, of their intent not to renew this Agreement.

            2. Duties and Powers as Employee. (a) During the Term, the Employee shall serve as the Chief Financial Officer of the Company and shall have the authority, functions, duties, powers and responsibilities normally associated with such position and as from time to time may be prescribed by the Board. The Employee agrees, subject to his election as Chief Financial Officer and without additional compensation, to serve during the Employment Term in such additional offices of comparable stature and responsibility to which he may be elected from time to time in the Company's Subsidiaries (as defined in Section 10 below) and to serve as a director and as a member of any committee of the Board and/or any of the Company's Subsidiaries.

                  (b) During the Employment Term and subject to the provisions of Section 2(e), (i) the Employee's services shall be rendered on a full-time, exclusive basis, (ii) he will apply on a full-time basis all of his skill and experience to the performance of his duties in such employment, and shall report only to the Chairman of the Board or any designate appointed by the Chairman of the Board, (iii) he shall have no other employment or outside business activities and (iv) unless the Employee otherwise consents, the location for the performance of his services shall be at the discretion of the Chairman of the Board, subject to such reasonable travel as the performance of his duties in the business of the Company may require.

                  (c) Employee agrees that the Company may obtain a life insurance policy on the life of Employee naming the Company as the beneficiary thereof. The Company will also purchase a life insurance policy for Employee equal to 2X the Base Salary whereby the family of the Employee will serve as beneficiary.

                  (d) During the Employment Term, the Employee shall not, directly or indirectly, without the prior written consent of the Board, render any services to any Person (as defined in Section 10 below), other than the Company and its Subsidiaries and other Persons in which the Company may have an interest, or acquire any interest of any type in any such other Person that is in competition with the Company or any of its Subsidiaries or in conflict with his full-time, exclusive position as a senior executive officer of the Company; provided, however, that the foregoing shall not be deemed to prohibit the Employee from (i) acquiring, solely as an investment, securities of any person which are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and which are publicly traded, so long as he is not part of any group required to make any filing under Section 13(d) of the Exchange Act in respect of such person and such securities do not constitute two (2%) percent or more of any class of outstanding securities of such person, (ii) acquiring, solely as an investment, any securities of any person (other than a person that has outstanding securities covered by the preceding clause (i)) so long as he remains a passive investor in such person and does not become part of any control group thereof and so long as such person is not, directly or indirectly, in competition with the Company or any of its Subsidiaries, or
   (iii)(A) serving on the boards of directors of a reasonable number of other corporations (none of which are in competition with the Company or its Subsidiaries) or the boards of a reasonable number of trade associations and/or charitable organizations or, with the prior written consent of the Board, to provide consulting services for any such corporation, trade association and/or charitable organization, (B) engaging in charitable activities and community affairs and (C) managing his personal investments and affairs; provided that the activities referred to in this clause (iii) do not in the aggregate interfere in any material respect with the proper performance of his duties and responsibilities as the Company's Chief Financial Officer. For purposes of the foregoing, a person shall be deemed to be in competition with the Company or any of its Subsidiaries if it (or its Subsidiaries or Affiliates (as defined in Section 10 below)) is then engaged in any line of business that is substantially the same as any line of business in which the Company or any of its Subsidiaries is engaged.

            3. Compensation. (a) As base compensation for his services hereunder, the Company shall pay Employee a base salary (the "Base Salary"), payable in weekly installments, at the annual rate of Three Hundred Thousand ($300,000) Dollars for the first full year of the Employment Term and an amount, not less than the Base Salary, for each other full year of the Employment Term.

                  (b) In addition to the Base Salary, Employee shall receive for his services hereunder options (the "Options") under the Company's 1991 Stock Option Plan (the "Plan") to purchase two hundred fifty thousand (250,000) shares of the common stock, $.01 par value per share, of the Company at a per share exercise price equal to the fair market value of the Company's common stock on January 13, 2000, which Options shall vest and become exercisable over a two (2)-year period, beginning as of the date hereof, in accordance with the Company's current practice and the standard terms and conditions of the Plan.

                  (c) During the Employment Term, the Employee shall be entitled to participate in all employee pension and welfare benefit plans and programs made available to the Company's senior level executives or its employees generally, as such plans or programs may be in effect from time to time, including without limitation, pension, savings, 401(k) and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, and any other employee benefit plans or programs that may be sponsored by the Company from time to time, whether funded or unfunded.

                  (d) Employee shall be eligible to receive bonuses, in a maximum amount equal to up to fifty percent (50%) of the Base Salary, for each year of the Employment Term if and as determined by the Board of Directors of the Company, subject to the approval of the audit committee of the Company (the "Audit Committee"). Such bonuses, if any, shall be based upon the Company meeting certain goals as established by the Audit Committee, as customized to the Employee's performance hereunder. Notwithstanding, unless this Agreement is terminated prior to December 31, 2000 by the Employee, the Employee shall receive a bonus in an amount equal to One Hundred Fifty Thousand ($150,000) Dollars for his services provided to the Company during the first full year of the Employment Term.

               4. Expenses; Vacations. Employee shall be entitled to reimbursement for reasonable travel and other out-of-pocket expenses reasonably incurred in the performance of his duties hereunder, upon submission and approval of written statements and bills in accordance with the then regular procedures of the Company. Employee shall be entitled to twenty (20) days paid vacation time in accordance with the then regular procedures of the Company governing executives as determined from time to time by the Company's Board of Directors and communicated, in writing, to Employee. Up to a maximum of five (5) days of unused vacation from any one year of the Employment Term may be carried over into the subsequent year; provided, however, that Employee may not use more than twenty-five (25) vacation days in any single year. In consideration for Employee's right to carry over unused vacation, Employee hereby waives his right to be paid for any unused vacation time.

            5. Representations and Warranties of Employee. Employee represents and warrants to the Company that (a) Employee is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder; (b) Employee's execution of this Agreement does not require the consent of any person; (c) Employee is under no physical or mental disability that would hinder his performance of duties under this Agreement; and (d) this Agreement constitutes the valid and binding obligation of the Employee enforceable against the Employee in accordance with its terms.

            6. Restrictive Covenants. During the three (3) years following the end of the Employee's employment by the Company (the "Covenant Period"):

                  (a)  The  Employee  agrees  that  he  will  not,  directly  or indirectly, as a partner, officer, employee, director, stockholder, proprietor, consultant, representative, agent or otherwise become, be interested in, associate with or render assistance to any Person: (i) engaged in the ownership, operation and/or management of any direct marketing and/or Internet marketing business; or (ii) engaged in such other line of business within a 250 mile radius of any location at which the Company is then engaged therein if during the last full fiscal year of the Company preceding the date of the termination of the Employee's employment, such other line of business accounted for at least 5% of the Company's revenue during such year. The foregoing provisions shall not, however, prohibit the ownership by any Employee of securities in accordance with Section 2(e).

                  (b) (i) The Employee agrees that he will not, directly or indirectly, during the Covenant Period, for his own benefit or for the benefit of any other Person, knowingly solicit the professional services of any Person employed by the Company, any Subsidiary or any Affiliate thereof or any Person who had been employed within three (3) months prior thereto, or otherwise interfere with the relationship between the Company, any Subsidiary or any Affiliate thereof and any of such Persons.

                     (ii) If this Agreement is terminated pursuant to Section 7(a), then Employee, for a period of three (3) years from the date of termination, shall not, directly or indirectly, solicit or encourage any Person who was a customer of the Company, any Subsidiary or any Affiliate thereof during the three (3) years prior to the date of such termination to cease doing business with the Company or to do business with any other Person that is engaged in the same or similar business to that of the Company.

                     (iii) If this Agreement shall be terminated other than pursuant to Section 7(a), then Employee, for a period of one (1) year from the date of termination, shall not, directly or indirectly, solicit or encourage any Person who was a customer of the Company, any Subsidiary or any Affiliate thereof during the three (3) years prior to the date of such termination to cease doing business with the Company or to do business with any other Person that is engaged in the same or similar business to that of the Company.

                  (c) The Employee recognizes and acknowledges that, in connection with his employment with the Company, he will have access to valuable trade secrets and confidential information of the Company and its Subsidiaries and Affiliates including, but not limited to, customer and supplier lists, business methods and processes, marketing, promotional, pricing and financial information and data relating to employees and agents (collectively, "Confidential Information") and that such Confidential Information is being made available to the Employee only in connection with the furtherance of his employment with the Company. The Employee agrees that during the Employment Term and thereafter, he will not use or disclose any of such Confidential Information to any Person, except that disclosure of Confidential Information by the Employee will be permitted: (i) to the Company, its Subsidiaries and Affiliates and their respective advisors; (ii) if such Confidential Information has previously become available to the public through no fault of the Employee; (iii) if required by any court or governmental agency or body or is otherwise required by law; or (iv) if expressly consented to by the Company.

                  (d) The parties agree that a violation of any provision of any of the foregoing agreements not to compete or disclose, or any provision thereof, will cause irreparable damage to the Company, and the Company shall be entitled (without any requirement of posting a bond or other security), in addition to any other rights and remedies which it may have, at law or in equity, to an injunction enjoining and restraining the Employee from doing or continuing to do any such act or any other violations or threatened violations of this Section 6.

                  (e) Any interest in patents, patent applications, inventions, copyrights, developments, and processes ("Such Inventions") which Employee now or hereafter during any period he is employed by the Company may, directly or indirectly, own or develop relating to the fields in which the Company may then be engaged shall belong to the Company; and, forthwith upon request of the Company, Employee hereby agrees that he shall execute all such assignments and other documents and take all such other action as the Company may reasonably request in order to vest in the Company all of his right, title, and interest in and to Such Inventions, free and clear of all liens, charges, and encumbrances.

                  (f) The Employee acknowledges and agrees that the restrictive covenants set forth in this Section 6 (the "Restrictive Covenants") are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full force and effect, without regard to the invalid or unenforceable parts.

                  (g) If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable for any reason, such court shall have the power to modify such Restrictive Covenant, or any part thereof, and, in its modified form, such Restrictive Covenant shall then be valid and enforceable.

            7. Termination. (a) Notwithstanding anything herein contained, if on or after the date hereof and prior to the end of the Employment Term, Employee is terminated For Cause (as defined below), then the Company shall have the right to give notice of termination of Employee's services hereunder as of a date to be specified in such notice (which may not be less than fourteen (14) days following the mailing of such notice), and this Agreement shall terminate on the date so specified. Termination "For Cause" shall mean Employee shall (i) be convicted of a felony crime, (ii) commit any act, or omit to take any action, in bad faith and to the material detriment of the Company, (iii) commit an act of moral turpitude to the material detriment of the Company, (iv) commit an act of fraud against the Company, (v) refuse to implement, or adhere to, reasonable policies or directives of the Board, or
   (vi) materially breach any term of this Agreement (including Employee's voluntary resignation or termination of this Agreement prior to the end of the Employment Term) and fail to correct such breach within ten (10) business days after written notice thereof; provided, that in the case of a termination pursuant to (ii), (iii), (iv), (v) or (vi), such determination must be made by the Board after a meeting at which Employee was given an opportunity to explain such actions. In the event this Agreement is terminated For Cause, then Employee shall be entitled to receive only his salary at the rate provided in Section 3 to the date on which termination shall take effect plus any compensation which is accrued but unpaid on the date of termination.

                  (b) In the event that Employee shall be physically or mentally incapacitated or disabled or otherwise unable fully to discharge his duties hereunder for a period of thirty (30) consecutive or non-consecutive days during the Employment Term, then this Agreement shall terminate upon notice in writing to Employee, and no further compensation (other than accrued but unpaid salary or bonus through the date of termination) shall be payable to Employee, except as may otherwise be provided under any disability insurance policy or similar instrument.

                  (c) In the event that Employee shall die during the Employment Term, then this Agreement shall terminate on the date of Employee's death, and no further compensation (other than accrued but unpaid salary or bonus through the date of death) shall be payable to Employee, except as may otherwise be provided under any insurance policy or similar instrument.

                        (d) In the event that this Agreement is terminated Without Cause, Employee shall receive severance pay consisting of a single lump sum distribution (with no present value adjustment) equal to 2.99 times the compensation paid during the preceding 12 months, and all outstanding stock options shall fully vest and become immediately exercisable.

            8. Mergers, Etc. In the event of a future disposition of the properties and business of the Company, substantially as an entirety, by merger, consolidation, sale of assets, sale of stock, or otherwise, then the Company may elect to assign this Agreement and all of its rights and obligations hereunder to the acquiring or surviving corporation. Employee shall have the right to terminate this Agreement by written notice given within three (3) months of the date of such acquisition. Upon such termination, Employee shall receive severance pay consisting of a single lump sum distribution (with no present value adjustment) equal to 3.99 times the compensation paid during the preceding 12 months (or, in the case such termination occurs prior to the employee's completion of 12 months of service, the distribution shall equal 3.99 times the sum of the employee's annual base salary plus the first years bonus as outlined in section 3(d)), and all outstanding stock options shall fully vest and become immediately exercisable.

            9. Certain Additional Payments by the Company. Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this
   Section 9) (a  "Payment")  would be  subject  to the  excise  tax  imposed by
   Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up" Payment) in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up payment equal to the Excise Tax imposed upon the Payments.

(a)Subject to the provisions of Section 9 (c), all determination required to be made under this Section 9, including whether and when a Gross-Up payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the certified public accounting firm which serves as the Company's auditor immediately prior to the Change of Control (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company or the Executive. In the event that such Accounting Firm declines to act, the Company shall appoint another nationally recognized accounting firm (which is acceptable to the Executive) to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this
   Section 9, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9 (c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.
(b)The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than fifteen days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

     (i) give the Company any information reasonably requested by the Company relating to such claim,

     (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

     (iii)cooperate with the Company in good faith in order effectively to contest such claim, and

     (iv) permit the Company to participate in any proceedings relating to such claim;

   provided, however, that the Company shall ear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall defend, indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of expenses. Without limitation on the foregoing provisions of this Section 9 (c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearing and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall defend, indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 9 (c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 9 (c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
     Section 9 (c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid. 10. Certain Definitions. As used herein, the following terms shall have the following meanings:

            "Affiliate" of a person shall mean any other person that directly or indirectly controls, is controlled by, or is under common control with the person specified. For the purposes of this Agreement, "control," when used with respect to any person, shall mean the power to direct the management and policies of such person, whether through the ownership of securities, by contract or otherwise.

            "Person" shall mean any individual, corporation,  partnership, joint
   venture,    association,    joint-stock   company,   trust,    unincorporated
   organization, government or any other entity.

            "Subsidiary" shall mean, in respect of any person, any corporation, association, partnership or other business entity of which more than fifty (50%) percent of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such person, (ii) such person and one or more Subsidiaries or Affiliates of such person or (iii) one or more Subsidiaries or Affiliates of such person.

               11. Survival. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement (unless otherwise stated therein) shall survive the termination of this Agreement, irrespective of any investigation made by or on behalf of any party.

               12. Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

               13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given, at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section
   13). In the case of a notice to the Company, a copy of such notice (which copy shall not constitute notice) shall be delivered to Camhy Karlinsky & Stein LLP, 1740 Broadway, 16th Floor, New York, New York 10019, Attention:
   Alan I. Annex, Esq. Notice to the estate of Employee shall be sufficient if addressed to Employee as provided in this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address, which notice shall be deemed given at the time of receipt thereof.

               14. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by the party against whose waiver is asserted.

               15. Withholding. All payments required to be made by the Company to the Employee under this Agreement shall be subject to withholding taxes, Social Security and other payroll deductions in accordance with the Company's policies applicable to senior executives of the Company and the provisions of any applicable employee benefit plan or program of the Company.

               16. Binding Effect. Employee's rights and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to encumbrance or the claims of Employee's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Employee and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors and those who are its assigns under Section 8.

            17. Headings. The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

            18. Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by, and construed in accordance with, the laws of the State of New York, without given effect to the rules governing the conflicts of laws. Each of the parties hereto hereby irrevocably submits to the jurisdiction of the courts of the State of New York, County of New York, and of any federal court located in the State of New York, County of New York, in connection with any action or proceeding arising out of or relating to, or a breach of, this Agreement. Each of the parties hereto agrees that such court may award reasonable legal fees and expenses to the prevailing party.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.
                                         MARKETING SERVICES GROUP, INC.

                                     By: /s/ Jeremy Barbera
                                         ------------------
                                         Jeremy Barbera, Chairman & CEO


                                         /s/ Rudy Howard
                                         ---------------
                                         Rudy Howard